                                                                   EXHIBIT 10.73


           AMENDMENT NUMBER ONE AND WAIVER, dated as of June 2, 1997 ("Amendment"), to the Credit Agreement dated as of January 8, 1997 (the "Credit Agreement"), among COINMACH CORPORATION, a Delaware corporation (the "Borrower"), COINMACH LAUNDRY CORPORATION, a Delaware corporation ("Holdings"), the lending institutions from time to time party thereto (each a "Bank" and collectively, the "Banks"), BANKERS TRUST COMPANY, as Administrative Agent, FIRST UNION NATIONAL BANK OF NORTH CAROLINA, as Syndication Agent and LEHMAN COMMERCIAL PAPER, INC., as Documentation Agent (the "Agents"). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

           WHEREAS, the Borrower has requested that the Agent and the Banks amend certain provisions of the Credit Agreement;

           WHEREAS, the Agents and the Banks have considered and agreed to the Borrower's requests, upon the terms and conditions set forth in this Amendment;

           WHEREAS, the consent of the Requisite Banks is necessary to effect this Amendment;

           NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                             SECTION ONE - WAIVER.
                             -----------   ------

          The Banks hereby waive compliance by the Borrower of Section 4.02(f) of the Credit Agreement with respect to the Additional Tranche B Term Loan.

                 SECTION TWO - AMENDMENTS TO CREDIT AGREEMENT.
                 -----------   ------------------------------
The Credit Agreement is amended as hereinafter provided in this Section One, effective as of June 2, 1997 (the "Amendment Effective Date").

           2.1.  Amendments to Section 1 of the Credit Agreement
                 -----------------------------------------------

           (a) Section 1.01 shall be amended by deleting clause (b) thereof in its entirety and substituting in its place the following:

          "(b) Subject to and upon the terms and conditions set forth herein, each Bank with an Initial Tranche B Term Loan Commitment ("Initial Tranche
                                                                ---------------
     B Term Loan Banks") severally agrees to make on the Effective Date a term
     ------------------
     loan (each such term loan, a "Initial Tranche B Term Loan" and,
                                   ---------------------------
     collectively, the "Initial Tranche B Term Loans") to the Borrower, which
                        ----------------------------
     Initial Tranche B Term Loans (i) shall be made and initially maintained as a single Borrowing of Base Rate Loans (subject to the option to convert such Initial Tranche B Term Loans pursuant to Section 1.06); provided that, except as otherwise specifically provided in Section 1.10(b), all Initial Tranche B Term Loans comprising the same Borrowing shall at all times be of the same Type, and (ii) shall equal for each Bank, in initial aggregate principal amount, an amount which equals the Initial Tranche B Term Loan Commitment of such Bank on the Effective Date (before giving effect to any reductions thereto on such date pursuant to Section 3.03(b)). Once repaid, Initial Tranche B Term Loans incurred hereunder may not be reborrowed."

           (b) Section 1.01 shall be further amended by inserting the following at the end of Section 1.01(e):

          "(f) Subject to and upon the terms and conditions set forth herein, each Bank with an Additional Tranche B Term Loan Commitment ("Additional
                                                                   ----------
     Tranche B Term Loan Banks") severally agrees to make on the Amendment
     ---------------------------
     Effective Date a term loan (each such term loan, an "Additional Tranche B Term Loan" and, collectively, the "Additional Tranche B Term Loans") to the Borrower, which Tranche B Term Loans (i) shall be made and initially maintained as a single Borrowing of Base Rate Loans (subject to the option to convert such Tranche B Term Loans pursuant to Section 1.06); provided that, except as otherwise specifically provided in Section 1.10(b), all Tranche B Term Loans comprising the same Borrowing shall at all times be of the same Type, and (ii) shall equal for each Bank, in initial aggregate principal amount, an amount which equals the Additional Tranche B Term Loan Commitment of such Bank on the Amendment Effective Date (before giving effect to any reductions thereto on such date pursuant to Section 3.03(b)). Once repaid, Additional Tranche B Term Loans incurred hereunder may not be reborrowed."

          (c) Section 1.05(a) shall be amended by inserting the word "Initial" before the terms "Tranche B Term Loans" and "Tranche B Term Notes" in its clause
(ii) and deleting the "and" before clause (iv) and adding the following additional clause at the end thereto: "and (v) if an Additional Tranche B Term Loan, by a promissory note duly executed and delivered by the Borrower substantially in the form of Exhibit B-5 with blanks appropriately completed in
                             -----------
conformity herewith (each, an "Additional Tranche B Term Note" and,
                               ------------------------------
collectively, the "Additional Tranche B Term Notes")."
                   ---------------------------------

          (d) Section 1.05(c) shall be amended by inserting the word "Initial" before the terms "Tranche B Term Note" and "Tranche B Term Loans".

          (e) Section 1.05 shall be amended by inserting the following at the end of Section 1.05(f):

          "(g) The Additional Tranche B Term Note issued to each Bank shall (i) be executed by the Borrower, (ii) be payable to the order of such Bank and be dated the Amendment Effective Date, (iii) be in a stated principal amount equal to the Additional Tranche B Term Loans made by such Bank on the Amendment Effective Date and be payable in the principal amount of Additional Tranche B Term Loans evidenced thereby, (iv) mature on the Tranche B Term Loan Maturity Date, (v) bear interest as provided in the appropriate clause of Section 1.08 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby, (vi) be subject to voluntary prepayments as provided in Section 4.01 and mandatory repayment as provided in Section 4.02 and (vii) be entitled to the benefits of this Agreement and the other Credit Documents."

          2.2. Amendment to Section 4 of the Credit Agreement
               ----------------------------------------------

           (a) Section 4.02(d) shall be amended by deleting the table contained thereof in its entirety and substituting the following tables therefor:

"Initial Tranche B Scheduled Repayment Date                Amount
 ------------------------------------------                ------
Semi-Annual Payment Date in June, 1997                  $    500,000
Semi-Annual Payment Date in Dec., 1997                  $    500,000

Semi-Annual Payment Date in June, 1998                  $    500,000

Semi-Annual Payment Date in Dec., 1998                  $    500,000

Semi-Annual Payment Date in June, 1999                  $    500,000
Semi-Annual Payment Date in Dec., 1999                  $    500,000

Semi-Annual Payment Date in June, 2000                  $    500,000
Semi-Annual Payment Date in Dec., 2000                  $    500,000

Semi-Annual Payment Date in June, 2001                  $    500,000
Semi-Annual Payment Date in Dec., 2001                  $    500,000

Semi-Annual Payment Date in June, 2002                  $    500,000
Semi-Annual Payment Date in Dec., 2002                  $    500,000

Semi-Annual Payment Date in June, 2003                  $ 31,333,333
Semi-Annual Payment Date in Dec., 2003                  $ 31,333,333

Semi-Annual Payment Date in June, 2004                  $ 31,333,334

Additional Tranche B Scheduled Repayment Date              Amount
---------------------------------------------              ------

Semi-Annual Payment Date in Dec., 1997                  $    300,000

Semi-Annual Payment Date in June, 1998                  $    300,000
Semi-Annual Payment Date in Dec., 1998                  $    300,000

Semi-Annual Payment Date in June, 1999                  $    300,000
Semi-Annual Payment Date in Dec., 1999                  $    300,000

Semi-Annual Payment Date in June, 2000                  $    300,000
Semi-Annual Payment Date in Dec., 2000                  $    300,000

Semi-Annual Payment Date in June, 2001                  $    300,000
Semi-Annual Payment Date in Dec., 2001                  $    300,000

Semi-Annual Payment Date in June, 2002                  $    300,000
Semi-Annual Payment Date in Dec., 2002                  $    300,000

Semi-Annual Payment Date in June, 2003                  $ 18,900,000
Semi-Annual Payment Date in Dec., 2003                  $ 18,900,000

Semi-Annual Payment Date in June, 2004                  $ 18,900,000"

        2.3.  Amendments to Section 11 of the Credit Agreement
              ------------------------------------------------

        (a) Section 11.01 shall be amended by adding the following new definitions, in the appropriate alphabetical order.

         "'Additional Tranche B Term Loan' shall have the meaning provided in
 Section 1.01(f)."

         "'Additional Tranche B Term Note' shall have the meaning provided in
 Section 1.05(a)."

         "'Amendment No. 1' shall mean Amendment Number One and Waiver dated as of June 2, 1997 to this Agreement.'

         "'Initial Tranche B Term Loan' shall have the meaning provided in
 Section 1.01(b)."

         "'Initial Tranche B Term Note' shall have the meaning provided in
 Section 1.05(a)."

        (b)  Section 11.01 shall be amended as follows:

         "Permitted Acquisition" shall be amended by deleting the definition thereof and replacing it with the following:

         "'Permitted Acquisition' shall mean (a) the merger or consolidation of any Person into Holdings or any Wholly Owned Subsidiary of Holdings or (b) the acquisition by Holdings or its Subsidiaries of all or substantially all of the assets of any Person (or all or substantially all of the assets of a product line or division of any Person) not already a Subsidiary of Holdings or 100% of the capital stock of any such Person; provided that any such merger,
                                      --------
consolidation or acquisition shall only be a Permitted Acquisition so long as
(A) no Default or Event of Default exists (or will result from such acquisitions), (B) pro forma for such acquisitions and the financings incurred and conforming accounting adjustments made in connection therewith, (x) the Consolidated Adjusted Senior Leverage Ratio of Holdings is less than 2.25:1.00; and (y) the Consolidated Adjusted Leverage Ratio of Holdings is less than 4.50:1.00; and (C) such Permitted Acquisition is funded with (i) cash and Cash Equivalents as reflected on the consolidated balance sheet of Holdings as of the date of such Permitted Acquisition, (ii) Revolving Loans in an aggregate principal amount at any time outstanding not to exceed $45,000,000, (iii) Holdings Common Stock or (iv) as to any Permitted Acquisition consummated within one year of the Effective Date, proceeds of either Indebtedness incurred pursuant to Section 9.04(h) or the sale or issuance of equity securities (subject to the provisions of 4.02(e)) (v) any Indebtedness permitted by Section 9.04, or (vi) any combination of these items referred to in subclauses (i), (ii), (iii) or (iv) of this clause (c); provided, however, that for any Permitted Acquisition funded solely in accordance with either subclause
(i), (ii), (v) or (vi) of this clause (C), the total consideration, after the first anniversary of the Effective Date, shall be limited to $20,000,000 unless otherwise agreed to by the Agents; and provided further, that to the extent any such Permitted Acquisition or series of Permitted Acquisitions funded pursuant to subclause (iv) of this clause (C) is not made by the Borrower or any of its Subsidiaries or is not contributed by Holdings to either the Borrower or any of its Subsidiaries, neither the Borrower nor any of its Subsidiaries shall incur any Indebtedness (including Guarantees) with respect thereto. Notwithstanding anything to the contrary contained in the immediately preceding sentence, an acquisition shall be a Permitted Acquisition only if all requirements of Section 9.02(j) with respect to Permitted Acquisitions are met with respect thereto."

           "Tranche B Term Loan" shall be amended by deleting the definition thereof and replacing it with the following:

           "'Tranche B Term Loan' shall mean the Initial Tranche B Term Loans and the Additional Tranche B Term Loans."

           "Tranche B Term Note" shall be amended by deleting the definition thereof and replacing it with the following:

           "'Tranche B Term Note' shall mean each Initial Tranche B Term Note and Additional Tranche B Term Note."

           2.4.  Amendments to Section 8 of the Credit Agreement
                 -----------------------------------------------

           (a) Section 8.01(a) shall be amended by deleting "and consolidating" immediately before the words "balance sheets" and "statements of operations" in clause (i) thereof.

           (b) Section 8.01(c) shall be amended by inserting the words "and consolidating" immediately before the words "statements of operations" and by inserting "(except for the consolidating balance sheets and statements of operations)" immediately after the words "and certified" in clause (i) thereof.

           2.5.  Amendments to Section 9 of the Credit Agreement
                 -----------------------------------------------

           (a) Section 9.02(h) shall be amended by inserting the words "if any" after the words "the security interests" in clause (ii) thereof.

           (b) Section 9.02(j) shall be amended to change the reference therein from "30 days" to "10 days" and shall be further amended by inserting at the end of clause (ii) thereof the following:

     ; provided, that with respect to Permitted Acquisitions in respect of which
       --------
     the total consideration payable is less than $5,000,000 such Permitted Acquisition Notice and certificate of Chief Financial Officer of Holdings may be delivered to the Agents promptly after the closing of such Permitted Acquisition.

          (c) Section 9.02 shall be amended by adding at the end thereof the following:

          "(o) In connection with any Permitted Acquisition, a Person may merge or consolidate with and into Holdings or any Wholly Owned Subsidiary of Holdings."

          (d) Section 9.08 shall be amended by adding at the end thereof before the ":" the following:

     "provided, however, that for purposes of this Section 9.08 the Consolidated
      --------  -------
     Adjusted Leverage Ratio for any Test Period may be determined on a pro forma basis as if any Permitted Acquisition (or other acquisition or transaction with respect to which the requisite consents of the Lenders have been obtained) that occurred during or subsequent to such Test Period (and the incurrence, assumption and/or repayment of any Indebtedness in connection with any such Permitted Acquisition or acquisition or other transaction), as the case may be, had occurred on the first day of such Test Period (and such Indebtedness, if any, had remained outstanding (or had not been outstanding, as the case may be) throughout such Test Period), it being understood that, in calculating the Consolidated Adjusted Leverage Ratio in connection with each and every Permitted Acquisition or acquisition or other transaction, Consolidated EBITDA shall include the results of operations of the Person or assets acquired pursuant to each such Permitted Acquisition or acquisition or other transaction on a pro forma basis as if such acquisition or other transaction had occurred on the first day of the respective Test Period and shall include any conforming accounting adjustments made in connection therewith".

          (e) Section 9.10 shall be amended by adding at the end thereof before the ":" the following:

     "; provided, however, that for purposes of this Section 9.10 Consolidated
        --------  -------
     EBITDA for any Test Period may give pro forma effect to a Permitted Acquisition (or other acquisition or transaction with respect to which the requisite consents of the Lenders have been obtained) as if such Permitted Acquisition (or acquisition or other transaction) had occurred on the first day of such Test Period."

          (f) Section 9.15 shall be amended to change the reference therein from "15 days" to "10 days" and shall be further amended by inserting after the words "so long as" appearing in the first sentence thereof the following: ", except in the case of any Subsidiary that will be merged with and into Holdings or any of its Wholly Owned Subsidiaries as promptly as practicable after an Investment made pursuant to Sections 9.05(i), (k), (l) or (n)" and shall further be amended by deleting clause (iii) thereof in its entirety and substituting in its place the following:

          "(iii) such new Subsidiary promptly executes a counterpart of the Guaranty, the Pledge Agreement and the Security Agreement; provided,
                                                                ---------
     however, that notwithstanding the foregoing, such Subsidiary shall in no
     -------
     event be required to guarantee the Obligations in excess of the amounts permitted under the indenture pursuant to which the 11 3/4 Notes were issued (the "Indenture"); and provided, further that as long as the Indenture is in effect no new Subsidiary established, created or acquired after the Effective Date shall have total assets having a fair market value in excess of $20,000,000 and, notwithstanding Section 9.05, such assets (other than a de minimis amount for the purpose of forming a new subsidiary) shall be held by such new subsidiary solely as the result of a Permitted Acquisition occurring after the Effective Date."

          2.6.  Amendment to the Annexes of the Credit Agreement
                ------------------------------------------------

          Annex I shall be amended by the addendum to Annex I attached hereto as
Exhibit I.

             SECTION THREE - REPRESENTATIONS AND WARRANTIES.
             -------------   ------------------------------

           Holdings hereby confirms, reaffirms and restates the representations and warranties made by it in Section 7 of the Credit Agreement and all such representations and warranties are true and correct in all material respects as of the date hereof (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct only as of such specified date), except such representations and warranties need not be true and correct to the extent that changes in the facts and conditions on which such representations and warranties are based are required or permitted under the Credit Agreement or such changes arise out of events not prohibited by the covenants set forth in Sections 8 and 9 of the Credit Agreement or otherwise permitted by consents or waivers. Holdings further represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Agents and each Lender that:

           (a) Holdings and the Borrower each has the corporate power and authority to execute, deliver and perform this Amendment and has taken all corporate actions necessary to authorize the execution, delivery and performance of this Amendment;

           (b) No consent of any person other than all of the Lenders or the Agents, and no consent, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment;

           (c) This Amendment has been duly executed and delivered on behalf of each of Holdings and the Borrower by a duly authorized officer or attorney-in-fact of Holdings and the Borrower, as the case may be, and constitutes a legal, valid and binding obligation of Holdings and the Borrower, as the case may be, enforceable in accordance with its terms, except as the enforceability thereof may be limited by (a) bankruptcy, insolvency, fraudulent conveyance, preferential transfer, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights and remedies generally, (b) general principles of equity (whether such enforceability is considered in a proceeding in equity or at law), and by the discretion of the court before which any proceeding therefor may be brought, or
 (c) public policy considerations or court administrative, regulatory or other governmental decisions that may limit rights to indemnification or contribution or limit or affect any covenants or agreements relating to competition or future employment; and

           (d) The execution, delivery and performance of this Amendment will not violate (i) any provision of law applicable to Holdings or the Borrower or (ii) contractual obligation of either Holdings or the Borrower, except in the case of clause (i) or (ii), such violations that would not reasonably be expected to result in, singly or in the aggregate, a Material Adverse Effect.

                  SECTION FOUR - CONDITIONS PRECEDENT.
                  ------------   --------------------

          Upon the fulfillment of the following conditions the amendments contemplated by this Amendment No. 1 shall become effective as of the Amendment Effective Date:

           (a) Holdings and the Borrower shall have delivered to the Administrative Agent a certificate of the Secretary of Holdings and the Borrower, dated the Amendment Effective Date and attaching resolutions of its Board of Directors in form and substance satisfactory to the Agent approving and authorizing the execution, delivery and performance of this Amendment No. 1, signature and incumbency certificates and such other documents that the Agents may reasonably request.

           (b) The Additional Tranche B Term Loans made by each Bank shall be evidenced by Additional Tranche B Term Notes, each duly executed and delivered by the Borrower to each such Bank substantially in the form of Exhibit B-5 hereto, dated the Amendment Effective Date, with blanks appropriately completed in conformity herewith and in conformity with the Credit Agreement.

           (c) Holdings and the Borrower shall take any and all actions and agree to execute and deliver all such instruments and documents as the Collateral Agent shall reasonably deem necessary or desirable to effect the transactions contemplated by this Amendment.

                   SECTION FIVE - MISCELLANEOUS.
                   ------------   -------------

           (a) Except as herein expressly amended, the Credit Agreement and all other agreements, documents, instruments and certificates executed in connection therewith, except as otherwise provided herein, are ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms.

           (b) This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement.

           (c) THIS AMENDMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS.

           (d) This Amendment shall not constitute a consent or waiver to or modification of any other provision, term or condition of the Credit Agreement. All terms, provisions, covenants, representations, warranties, agreements and conditions contained in the Credit Agreement, as amended hereby, shall remain in full force and effect.

           IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                              COINMACH LAUNDRY CORPORATION

                              By: /s/ ROBERT M. DOYLE
                                 -----------------------------------
                              Name:   Robert M. Doyle
                              Title:  Senior Vice President

                              COINMACH CORPORATION

                              By: /s/ ROBERT M. DOYLE
                                 -----------------------------------
                              Name:   Robert M. Doyle
                              Title:  Senior Vice President

                              BANKERS TRUST COMPANY,
                              Individually and as
                              Administrative Agent

                              By: /s/ PATRICIA HOGAN
                                 -----------------------------------
                              Name:   Patricia Hogan
                              Title:  Vice President

                              FIRST UNION NATIONAL BANK OF NORTH CAROLINA,
                              Individually and as Syndication Agent

                              By: /s/ MARK B. FELKER
                                 -----------------------------------
                              Name:   Mark B. Felker
                              Title:  Senior Vice President

                              LEHMAN COMMERCIAL PAPER INC.,
                              Individually and as Documentation Agent

                              By: /s/ DENNIS J. DEE
                                 -----------------------------------
                              Name:   Dennis J. Dee
                              Title:  Authorized Signatory

                              FLEET NATIONAL BANK,
                              as a Lender

                              By: /s/ ERIC C. VANDER MEL
                                 -----------------------------------
                              Name:   Eric C. Vander Mel
                              Title:  Vice President

                              BANKBOSTON, N.A. as a Lender

                              By: /s/ TIMOTHY H. BARNES
                                 -----------------------------------
                              Name:   Timothy H. Barnes
                              Title:  Division Executive

                              BANK OF SCOTLAND, as a Lender

                              By: /s/ ANNIE CHIN TAT
                                 -----------------------------------
                              Name:   Annie Chin Tat
                              Title:  Vice President

                              CREDIT LYONNAIS NEW YORK BRANCH,
                              as a Lender

                              By: /s/ ATTILA KOC
                                 -----------------------------------
                              Name:   Attila Koc
                              Title:  Vice President

                              HELLER FINANCIAL, as a Lender

                              By: /s/ LINDA W. WOLF
                                 -----------------------------------
                              Name:   Linda W. Wolf
                              Title:  Senior Vice President

                              THE ING CAPITAL SENIOR SECURED HIGH INCOME FUND, L.P.

                              By: /s/ MICHAEL D. HARTLEY
                                 ---------------------------------------
                              Name:   Michael D. Hartley
                              Title:  Vice President & Portfolio Manager

                              MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

                              By: /s/ JOHN B. JOYCE
                                 -----------------------------------
                              Name:   John B. Joyce
                              Title:  Managing Director

                              MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.

                              By: /s/ ANTHONY R. CLEMENTE
                                 -----------------------------------
                              Name:   Anthony R. Clemente
                              Title:  Authorized Signatory

                              THE NIPPON CREDIT BANK, LTD.,
                              as a Lender

                              By:
                                 -----------------------------------
                              Name:
                              Title:

                              PILGRIM AMERICA PRIME RATE TRUST

                              By: /s/ THOMAS C. HUNT
                                 -----------------------------------
                              Name:   Thomas C. Hunt
                              Title:  Portfolio Analyst

                              PRIME INCOME TRUST,
                              as a Lender

                              By: /s/ RAFAEL SCOLARI
                                 -----------------------------------
                              Name:   Rafael Scolari
                              Title:  V.P. Portfolio Manager

                              RESTRUCTURED OBLIGATIONS

                              Backed by Senior Assets B.V.

                              By:  Chancellor LGT Senior
                                   Secured  Management, Inc.
                                   as Portfolio Advisor

                              By:
                                 -----------------------------------
                              Name:
                              Title:

                              SENIOR DEBT PORTFOLIO
                              By:  Boston Management and
                              Research as Investment Advisor

                              By: /s/ SCOTT H. PAGE
                                 -----------------------------------
                              Name:   Scott H. Page
                              Title:  Vice President

                                                                    Exhibit I to

                                                                   Amendment One

                                  COMMITMENTS
                                  -----------

                  Bank                    Additional Tranche B
                  ----                    Term Loan Commitment
                                          --------------------

Bankers Trust Company                              $20,500,000

First Union National Bank of North                   4,500,000
 Carolina

Lehman Commercial Paper Inc.                         4,500,000

Fleet National Bank                                  2,100,000

BankBoston, N.A.                                     2,100,000

Bank of Scotland                                     2,100,000

Credit Lyonnais New York Branch                      2,100,000

Heller Financial                                     2,100,000

The ING Capital Senior Secured High                  4,000,000
 Income Fund L.P.

Massachusetts Mutual Life Insurance                  4,000,000
 Company

Merrill Lynch Senior Floating Rate                   4,000,000
 Fund, Inc.

The Nippon Credit Bank, LTD.                           -- 0 --

Pilgrim America Prime Rate Trust                     4,000,000

Prime Income Trust                                   4,000,000

Chancellor LGT Senior Secured Management                 - 0 -

Senior Debt Portfolio                                    - 0 -
                                                   -----------

TOTAL                                              $60,000,000